Annual Report

Blue Chip
Growth
Fund

December 31, 2001

T. Rowe Price



Report Highlights
--------------------------------------------------------------------------------

Blue Chip Growth Fund

o A slowing economy and September's terrorist attacks led to a second straight year of negative stock returns.

o The portfolio posted losses for the 6- and 12-month periods, but has strongly outperformed its average peer over short- and long-term periods.

o Despite a strong fourth-quarter rebound, growth stocks trailed their value counterparts throughout the year.

o We intend to maintain a diversified portfolio of growth companies that we think will perform well in most economic environments.


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Fellow Shareholders

The tragedy of September 11, a recession, and a correcting stock market created significant challenges in restoring consumer and investor confidence and corporate profit growth. Fortunately, calm but determined effort by the government, the military, citizens, and investors showcased the resiliency of the U.S. and laid the groundwork for a potential economic and market recovery. Your portfolio could not avoid losses during the past year but showed strong relative performance, particularly in the challenging second half.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Blue Chip Growth Fund                               -4.39%              -14.42%

Blue Chip Growth Fund -
Advisor Class                                        -4.45               -14.42

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Large-Cap Growth Funds Average                -8.78               -22.95

Both the fund and its Advisor Class shares posted modest six-month declines and a sharper loss for the full year. Although any losses are disappointing, the results were significantly better than those of the Lipper peer group average. Our attention to limiting risk in down markets has contributed to solid outperformance for the fund over long time horizons, when compared with the Lipper average. Comparisons to the S&P 500 are also generally favorable.


Long-Term Rewards
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/01            3 Years          5 Years              6/30/93
--------------------------------------------------------------------------------

Blue Chip Growth Fund             0.03%              10.47%               15.24%

Lipper Large-Cap
Growth Funds Average              -3.82               8.15                11.01

S&P 500 Stock Index               -1.03              10.70                13.75



Market Environment

The year 2001 was one of dubious achievements, as all major equity indexes (the Dow, the S&P 500, and the Nasdaq) posted annual losses for the second year in a row and the economy slipped into recession for the first time in 10 years. Though the year had a difficult start, as corporations struggled to work through excess capacity and reduced capital spending, the events of September 11 tipped the scales from weakness to recession. In their wake, consumer spending decelerated, unemployment rose to 5.8%, and GDP shrank at an annualized rate of 1.3% in the third quarter.

The Federal Reserve responded by reducing short-term rates to their lowest levels in 40 years. These actions were helpful-as the year came to a close, economists began to see evidence that the recession could be shallow, and markets rallied. Nonetheless, stock losses were severe in 2001. As in 2000, growth stocks underperformed value, with technology, telecommunications, and biotech suffering the most. However, these losses were significantly pared by a fourth-quarter rebound that lifted major indexes about 20% above their September 21 lows. Bellwether technology stocks, such as Microsoft and Cisco Systems, were the primary beneficiaries.

In health care, stocks of pharmaceutical companies were mostly lower, but a few well-positioned firms, such as Johnson & Johnson, bucked the trend. Biotechnology stocks declined but finished the period well above their late-September lows. Financials corrected, but proved resilient considering the environment. Brokerages and asset managers were directly affected by market losses and announced broad job cuts. Insurers were also hurt by claims following September 11. Nonetheless, the prospects of an improving stock market, higher premiums in the insurance area, and lower interest rates helped financial stocks later in the year.


Portfolio Review

Despite a slowly recovering economy and a favorable inflation and interest rate outlook, the outlook for corporate earnings is highly uncertain. Accordingly, we have been paying special attention to earnings prospects. We have substantial investments in technology, media, retailing, and other areas that should benefit from a recovering economy. However, many companies generating predictable, sustained earnings growth performed reasonably well, remain attractively valued, and could be poised for additional gains.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           18
Energy and Utilities                                                5
Financial                                                          24
Health Care                                                        22
Industrials, Business Services,Materials                           13
Information Technology                                             14
Telecommunication Services                                          3
Reserves                                                            1

One of the standout areas for the portfolio was data processing. First Data, a long-time holding and the top processor of credit card transactions and Western Union money transfers, was our largest contributor. Concord EFS, which processes debit card and automatic teller transactions, generated very strong revenue and earnings growth and was our third-largest contributor in the second half. Automatic Data Processing, the payroll processing company, performed well and has the longest streak of consecutive annual earnings increases in the S&P 500, at approximately 40 years.

Health care stocks were inconsistent as investors rotated to more cyclical issues. Pharmaceuticals struggled as patent expirations and a lack of new drug approvals damaged earnings growth prospects. However, careful analysis guided us to several strong performers, particularly in the past six months. Growth in its pharmaceutical business, and FDA approval for a drug-coated stent in its medical device segment, helped make Johnson & Johnson our second-best contributor to second-half performance. UnitedHealth Group and Wellpoint Health Networks, both leading HMOs, continued to excel. Abbott Laboratories, a leader in diagnostics, possesses one of the best long-term growth records in the S&P 500. We noted significant purchases in our last report, and the position produced steady gains. However, the sector also yielded disappointments. Pfizer, our second-largest holding, was mediocre as investors worried that its growth would slow. However, Pfizer will spend over $5 billion in research and development this year, and its current and projected earnings growth still leads most pharmaceutical companies. We are maintaining our exposure to the stock.

There were few gains in technology and telecommunications stocks, but being highly selective early in the year helped. For example, Maxim Integrated Products, a major producer of specialized analog integrated circuits, was a solid performer. The company has maintained its superior level of profitability despite weakness in many end markets, and we believe it is poised to resume strong growth sooner than most rivals. After a poor first half, Vodafone, the largest global wireless service provider, produced solid second-half gains. The company has dominant share in many European markets and also participates in the U.S. through its joint venture with Verizon. Gains were also generated in the personal computer area, notably by Intel and Dell Computer, despite nagging concerns about subpar growth.

Other winners came from varied sectors. Highlights included discount retailers Wal-Mart, Target, and Best Buy, which continued to gain market share. Manufacturer Tyco International often generates controversy-many question its aggressive acquisitions strategy-but the firm has maintained its profitability better than most industrial firms because it owns solid businesses. It also generates strong cash flow and is positioned to grow in 2002 and beyond. Danaher, another manufacturer, probably generates more free cash flow as a percentage of earnings than any company we own and has just made two acquisitions that we believe will be very accretive to earnings. Financial winners included trust banks, such as State Street and Northern Trust, and also leading insurance broker Marsh & McLennan. Consumer bellwethers PepsiCo and Harley-Davidson also performed well.

We generally avoided big losses by not having large bets on companies where fundamentals disappointed. For example, we had no exposure to Enron, which had one of the largest and fastest collapses in corporate history. Unfortunately, there were exceptions. AOL Time Warner was our largest second-half loser. Harry Potter and The Lord of the Rings were huge box office winners, and the company has managed expenses well, but a sharp decline in advertising hurt more than expected. Perhaps more important, the company set growth goals that were too aggressive, setting the stage for disappointment. We have concerns surrounding AOL's efforts to grow membership and increase prices, but the company has reduced its growth targets for 2002, and we have confidence in the management team. Also, the stock trades at a multiple of cash earnings representing only a moderate premium to the market. We will probably maintain this investment but wait for certain guideposts of improving fundamental performance before adding to it meaningfully.

GE was our second largest loser in the second half of 2001. Concerns about GE's jet engine and insurance businesses hurt the company after September 11. Severe stress in the power production area (partially driven by Enron's debacle) raised fears that GE's power turbine business would suffer. We share some of these concerns and reduced our position modestly. However, we recently met with Jeff Immelt, the new CEO, and think he will be a solid leader. We also believe the company has exceptional financial strength and reasonable prospects for double-digit growth. While not cheap, GE is reasonably valued if our projections are correct. We will continue to hold a significant position in the company.

Other major second-half losers included technology leaders Microsoft and VeriSign, which produced solid gains for your fund in prior periods and remain positioned to grow earnings rapidly. Viacom and Clear Channel Communications were hurt by the sharp decline in advertising that stymied most media companies. However, unlike AOL, both companies were quick to warn investors of challenges in the environment, and they preserved profitability reasonably well through careful expense management. Both stocks have rebounded sharply from their September lows.


Strategy

We continued to focus on maintaining positions in core holdings as long as the fundamentals remained strong and the valuations were reasonable. Additions to existing holdings, such as Tyco, Maxim, and Microsoft, were significant enough to be included in the 10-largest purchases for the past six months.

However, we did establish three new positions. Affiliated Computer Services dominates its niche, business process outsourcing. The company processes paper-intensive functions, including food stamps and student loans, for governments and corporations. It has never missed an earnings projection since coming public in 1994, is an excellent cash generator, and continues to win major long-term contracts. The stock has performed very well since purchase.

Apollo Group is a leader in post-secondary education services. With major online and campus-based college offerings, Apollo helps working people (and others who want convenience and service) gain degrees in various disciplines. Post-secondary education is a growth area, and Apollo is generally regarded as the best positioned company in the sector.

AmerisourceBergen is a top pharmaceutical distribution firm. While pharmaceuticals have struggled with slowing earnings from patented drugs, the distributors have begun to reap profits on sales of generics. The industry faces some challenges, but we believe that the three major participants (Amerisource, Cardinal Health, and McKesson HBOC) will produce strong earnings growth. We also have a position in Cardinal Health, which has the longest and most consistent growth record of any of these companies.

Major sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. For example, credit card lender Providian Financial was eliminated after a sharp decline in credit quality. Fortunately, we noticed problems relatively early and sold the stock at prices substantially above current levels. Royal Dutch Petroleum and BP were eliminated because of our concern that falling energy prices might hurt their profitability, but also because other energy (and nonenergy) stocks had better upside potential. Our modest position in Honeywell was eliminated after September 11 because one of our analysts believed its aerospace businesses would struggle. We shared his view, and we felt there were other industrial companies better positioned to show sustained growth.


Outlook

Though economic prediction is fraught with difficulty, we are mindful that the strength of the expected economic recovery will be important for stock performance. History tells us that Fed efforts and other stimulus actions should produce a strong recovery. However, we are not betting the farm on a robust economic rebound. The pace of the recovery may be disappointing in some sectors, and by most historical measures, stocks still carry high valuations, even after recent declines. Consequently, we intend to maintain a diversified portfolio of growth companies that we think will perform well in most environments.

As always, we believe that sound investing must be driven by fundamental analysis of earnings prospects and valuation. Considering these factors, we believe the outlook is positive:

o Inflation and interest rates are very low-a favorable backdrop for valuations.

o Earnings growth remains strong at many high-quality U.S. companies, and the valuations of selected companies are reasonable.

o Our favored companies tend to have top-notch management with sound business models that have improved the durability and predictability of earnings.

o    Many of our holdings generate significant free cash flow.
     Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in difficult environments.

We believe that corporate earnings at certain companies may prove to be more favorable than perceived by many. We are striving to opportunistically invest your hard-earned money in such companies at reasonable valuations. We appreciate your continued support in this endeavor.


Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee
January 19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------
Citigroup                                                         4.3%
Pfizer                                                            3.9
Freddie Mac                                                       3.6
Microsoft                                                         3.0
GE                                                                2.9
--------------------------------------------------------------------------------
UnitedHealth Group                                                2.4
First Data                                                        2.4
Tyco International                                                2.3
American Home Products                                            2.2
Johnson & Johnson                                                 2.0
--------------------------------------------------------------------------------
AOL Time Warner                                                   2.0
Viacom                                                            1.9
Exxon Mobil                                                       1.8
AIG                                                               1.7
Vodafone                                                          1.6
--------------------------------------------------------------------------------
Concord EFS                                                       1.6
Fannie Mae                                                        1.5
Home Depot                                                        1.4
PepsiCo                                                           1.4
Wellpoint Health Networks                                         1.3
--------------------------------------------------------------------------------
ChevronTexaco                                                     1.2
Omnicom                                                           1.2
Cisco Systems                                                     1.2
Wal-Mart                                                          1.2
Marsh & McLennan                                                  1.2
--------------------------------------------------------------------------------
Total                                                            51.2%

Note: Table excludes reserves.



T. Rowe Price Blue Chip Growth Fund

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases
--------------------------------------------------------------------------------
Tyco International
Cendant
AIG
Affiliated Computer Services*
Apollo Group*
Danaher
AmerisourceBergen*
AOL Time Warner
Maxim Integrated Products
Microsoft


Ten Largest Sales
--------------------------------------------------------------------------------
Kroger
Providian Financial**
Pharmacia
Philip Morris
Safeway
Royal Dutch Petroleum**
Sprint PCS
Baxter International
BP**
Honeywell International**

 *    Position added
**    Position eliminated



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------


                                  S&P               Lipper            Blue Chip
                                  500            Large-Cap          Growth Fund

6/30/93                           10.000            10.000               10.000
12/93                             10.496            10.696               11.432
12/94                             10.635            10.486               11.524
12/95                             14.631            13.918               15.892
12/96                             17.991             16.64               20.302
12/97                             23.993            21.101               25.897
12/98                             30.850            28.030               33.366
12/99                             37.341            37.940               40.039
12/00                             33.940            32.146               39.027
12/01                             29.906            24.774               33.400

Performance for Advisor Class shares will vary from fund shares due to the differing fee structures. See returns table below.



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                        Since    Inception
Periods Ended     1 Year      3 Years     5 Years   Inception         Date
12/31/01
--------------------------------------------------------------------------------

Blue Chip
Growth Fund      -14.42%        0.03%      10.47%      15.24%    6/30/93

Blue Chip
Growth Fund -
Advisor Class    -14.42           --          --      -12.82     3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Blue Chip Growth shares

                       Year
                      Ended
                   12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of
period            $   33.85   $   36.34   $   30.60   $   24.17   $   19.06

Investment activities
Net investment
income (loss)         (0.02)      (0.03)       0.03        0.11        0.13

Net realized and
unrealized
gain (loss)           (4.86)      (0.84)       6.07        6.82        5.12

Total from
investment
activities            (4.88)      (0.87)       6.10        6.93        5.25

Distributions
Net investment
income                   --          --       (0.03)      (0.11)      (0.12)

Net realized
gain                     --       (1.62)      (0.33)      (0.39)      (0.02)

Total
distributions            --       (1.62)      (0.36)      (0.50)      (0.14)

NET ASSET VALUE
End of
period            $   28.97   $   33.85   $   36.34   $   30.60   $   24.17
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)          (14.42)%     (2.53)%      20.00%      28.84%      27.56%

Ratio of total
expenses to
average
net assets            0.96%       0.91%       0.91%       0.91%       0.95%

Ratio of net
investment
income (loss)
to average
net assets          (0.06)%     (0.09)%       0.10%       0.43%       0.86%

Portfolio
turnover rate         48.3%       50.9%       41.3%       34.5%       23.7%

Net assets,
end of period
(in millions)     $   6,242   $   7,113   $   6,709   $   4,330   $   2,345

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


Blue Chip Growth Advisor shares

                                                     Year              3/31/00
                                                    Ended              Through
                                                 12/31/01             12/31/00

NET ASSET VALUE
Beginning of
period                                    $         33.91      $         38.63

Investment activities
Net investment
income (loss)                                       (0.01)                0.02*

Net realized
and unrealized
gain (loss)                                         (4.88)               (3.12)

Total from
investment
activities                                          (4.89)               (3.10)

Distributions
Net realized
gain                                                   --                (1.62)

NET ASSET VALUE
End of
period                                    $         29.02      $         33.91


Ratios/Supplemental Data

Total return
(diamond)                                         (14.42)%              (8.15)%

Ratio of total
expenses to
average net
assets                                                0.99%              0.69%!

Ratio of
net investment
income (loss)
to average
net assets                                           (0.04)%             0.25%!

Portfolio
turnover rate                                         48.3%              50.9%!

Net assets,
end of period
(in thousands)                             $       469,089      $         2,831

        * The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        ! Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001

Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  99.4%

CONSUMER DISCRETIONARY  12.9%

Automobiles  0.4%
Harley-Davidson                                    500,000      $        27,155

                                                                         27,155


Media  8.3%

AOL Time Warner *                                4,150,000              133,215

Clear Channel Communications *                   1,525,000               77,638

Comcast (Class A Special) *                      1,120,000               40,326

Liberty Media (Series A) *                       3,000,000               42,000

McGraw-Hill                                        500,000               30,490

Omnicom                                            910,000               81,308

TMP Worldwide *                                    575,000               24,670

Viacom (Class B) *                               2,900,000              128,035

                                                                        557,682


Multiline Retail  2.4%

Target                                           1,900,000               77,995

Wal-Mart                                         1,400,000               80,570

                                                                        158,565


Specialty Retail  1.8%

Best Buy *                                         300,000               22,344

Home Depot                                       1,900,000               96,919

                                                                        119,263

Total Consumer Discretionary                                            862,665


CONSUMER STAPLES  5.0%

Beverages  2.4%

Coca-Cola                                        1,400,000               66,010

PepsiCo                                          1,900,000               92,511

                                                                        158,521


Food & Drug Retailing  1.0%

Kroger *                                           300,000                6,261

Safeway *                                        1,000,000               41,750

Walgreen                                           590,000               19,859

                                                                         67,870


Food Products  0.1%

Hershey Foods                                      100,000      $         6,770

                                                                          6,770

Household Products  0.3%

Colgate-Palmolive                                  400,000               23,100

                                                                         23,100


Tobacco  1.2%

Philip Morris                                    1,700,000               77,945

                                                                         77,945

Total Consumer Staples                      334,206


ENERGY  4.9%

Energy Equipment & Services  1.8%

Baker Hughes                                     1,820,000               66,375

BJ Services *                                    1,150,000               37,318

Smith *                                            340,000               18,231

                                                                        121,924


Oil & Gas  3.1%

Amerada Hess                                       100,000                6,250

ChevronTexaco                                      910,000               81,545

Exxon Mobil                                      3,000,000              117,900

                                                                        205,695

Total Energy                                                            327,619


FINANCIALS  23.7%

Banks  4.6%

Bank of America                                    730,000               45,954

Bank of New York                                 1,060,000               43,248

Fifth Third Bancorp                              1,120,000               68,695

Mellon Financial                                 2,000,000               75,240

Northern Trust                                     400,000               24,080

Wells Fargo                                      1,210,000               52,574

                                                                        309,791


Diversified Financials  13.2%

American Express                                   300,000               10,707

Capital One Financial                              590,000               31,830

Charles Schwab                                   1,000,000               15,470

Citigroup                                        5,750,000      $       290,260

Fannie Mae                                       1,300,000              103,350

Franklin Resources                                 160,000                5,643

Freddie Mac                                      3,650,000              238,710

Goldman Sachs                                      325,000               30,144

Merrill Lynch                                      430,000               22,412

Morgan Stanley Dean Witter                       1,100,000               61,534

State Street                                     1,460,000               76,285

                                                                        886,345


Insurance  5.9%

ACE                                              1,850,000               74,277

AIG                                              1,450,000              115,130

Berkshire Hathaway (Class A) *                         220               16,632

Hartford Financial Services                        820,000               51,521

Marsh & McLennan                                   740,000               79,513

Progressive                                        280,000               41,804

XL Capital (Class A)                               200,000               18,272

                                                                        397,149

Total Financials                                                      1,593,285


HEALTH CARE  22.2%

Biotechnology  2.1%

Amgen *                                            770,000               43,455

Genentech *                                        430,000               23,328

IDEC Pharmaceuticals *                             340,000               23,434

MedImmune *                                      1,120,000               51,890

                                                                        142,107

Health Care Equipment & Supplies  2.4%

Baxter International                             1,330,000               71,328

Guidant *                                          575,000               28,635

Medtronic                                          340,000               17,411

Waters Corporation *                             1,060,000               41,075

                                                                        158,449


Health Care Providers & Services  5.7%

AmerisourceBergen                                  520,000               33,046

Cardinal Health                                    310,000               20,045

HCA-Healthcare                                     820,000               31,603

Laboratory Corporation
of America *                                       370,000      $        29,915

Tenet Healthcare *                                 280,000               16,442

UnitedHealth Group                               2,320,000              164,186

Wellpoint Health

Networks (Class A) *                               750,000               87,637

                                                                        382,874



Pharmaceuticals  12.0%

Abbott Laboratories                              1,400,000               78,050

Allergan                                           700,000               52,535

American Home Products                           2,375,000              145,730

Biovail *                                          325,000               18,281

Eli Lilly                                          100,000                7,854

Forest Laboratories *                              300,000               24,585

Johnson & Johnson                                2,260,000              133,566

King Pharmaceuticals *                             610,000               25,699

Pfizer                                           6,620,000              263,807

Pharmacia                                          300,000               12,795

Schering-Plough                                  1,180,000               42,256

                                                                        805,158

Total Health Care                                                     1,488,588


INDUSTRIALS & BUSINESS SERVICES  13.1%

Commercial Services & Supplies  7.1%

Apollo Group (Class A) *                           800,000               36,012

Automatic Data Processing                        1,120,000               65,968

Cendant *                                        3,400,000               66,674

Concord EFS *                                    3,260,000              106,879

Convergys *                                        250,000                9,373

First Data                                       2,050,000              160,822

Paychex                                            200,000                6,969

Waste Management                                   790,000               25,209

                                                                        477,906


Industrial Conglomerates  5.2%

GE                                               4,930,000              197,594

Tyco International                               2,575,000              151,668

                                                                        349,262


Machinery  0.8%

Danaher                                            920,000               55,485

                                                                         55,485

Total Industrials & Business Services                                   882,653


INFORMATION TECHNOLOGY  13.9%

Communications Equipment  2.4%

Brocade Communications Systems *                   100,000      $         3,312

Cisco Systems *                                  4,460,000               80,793

Nokia ADR                                        2,260,000               55,438

QUALCOMM *                                         430,000               21,704

                                                                        161,247


Computers & Peripherals  0.8%

Dell Computer *                                  1,220,000               33,141

IBM                                                140,000               16,934

Sun Microsystems *                                 500,000                6,153

                                                                         56,228

Electronic Equipment & Instruments  1.2%

Flextronics *                                    3,250,000               77,984

Symbol Technologies                                100,000                1,588

                                                                         79,572


Internet Software & Services  0.8%

Check Point Software Technologies *                250,000                9,974

VeriSign *                                       1,180,000               44,917

                                                                         54,891


IT Consulting & Services  1.1%

Affiliated Computer
Services (Class A) *                               390,000               41,390

Electronic Data Systems                            500,000               34,275

                                                                         75,665


Semiconductor Equipment & Products  3.5%

Altera *                                           550,000               11,663

Analog Devices *                                 1,000,000               44,390

Applied Materials *                                550,000               22,058

Intel                                            1,450,000               45,595

KLA-Tencor *                                       100,000                4,956

Maxim Integrated Products *                      1,510,000               79,283

QLogic *                                           300,000               13,351

Texas Instruments                                  300,000                8,400

Xilinx *                                           100,000                3,904

                                                                        233,600


Software  4.1%

Adobe Systems                                      250,000                7,766

Amdocs *                                           100,000                3,397

Electronic Arts *                                  140,000      $         8,394

Microsoft *                                      3,040,000              201,415

Oracle *                                           550,000                7,598

Siebel Systems *                                   590,000               16,514

VERITAS Software *                                 640,000               28,695

                                                                        273,779

Total Information Technology                                            934,982


TELECOMMUNICATION SERVICES  2.5%

Diversified Telecommunication Services  0.0%

WorldCom *                                         300,000                4,226

                                                                          4,226

Wireless Telecommunication Services  2.5%

Sprint PCS *                                     2,350,000               57,363

Vodafone ADR                                     4,250,000              109,140

                                                                        166,503

Total Telecommunication Services                                        170,729


UTILITIES  0.5%

Gas Utilities  0.5%

El Paso                                            700,000               31,227

Total Utilities                                                          31,227


Other Miscellaneous Common Stocks  0.7%                                  45,389

Total Common Stocks (Cost  $5,688,654)                                6,671,343

Short-Term Investments  0.6%

Money Market Fund  0.6%

T. Rowe Price Reserve
Investment Fund, 2.43% #                        42,287,716               42,288

Total Short-Term
Investments (Cost  $42,288)                                              42,288



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
100.0% of Net Assets (Cost $5,730,942)                          $     6,713,631

Other Assets Less Liabilities                                            (2,267)

NET ASSETS                                                      $     6,711,364
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $      (485,777)

Net unrealized gain (loss)                                              982,689

Paid-in-capital applicable to
231,656,355 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares authorized                                                     6,214,452

NET ASSETS                                                      $     6,711,364
                                                                ---------------

NET ASSET VALUE PER SHARE

Blue Chip Growth share
($6,242,274,456/215,489,631 shares outstanding)                 $         28.97
--------------- -----------                                     ---------------

Blue Chip Growth Advisor Class shares
($469,089,070/16,166,724 shares outstanding)                    $         29.02
------------- ----------                                        ---------------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)
Income
  Dividend                                                 $   56,412
  Interest                                                      3,463
  Total income                                                 59,875

Expenses
  Investment management                                        41,035
  Shareholder servicing
    Blue Chip Growth shares                                    20,470
    Blue Chip Growth Advisor Class shares                         289
  Distribution - Blue Chip Growth Advisor shares                  729
  Prospectus and shareholder reports
    Blue Chip Growth shares                                       575
    Blue Chip Growth Advisor Class shares                           5
  Registration                                                    300
  Custody and accounting                                          285
  Directors                                                        30
  Legal and audit                                                  27
  Proxy and annual meeting                                         26
  Miscellaneous                                                    49
  Total expenses                                               63,820
  Expenses paid indirectly                                        (10)
  Net expenses                                                 63,810
Net investment income (loss)                                   (3,935)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                 (451,674)
  Foreign currency transactions                                    47
  Net realized gain (loss)                                   (451,627)
  Change in net unrealized
  gain (loss) on securities                                  (621,719)
Net realized and unrealized gain (loss)                    (1,073,346)

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $(1,077,281)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        (3,935)     $        (6,351)

  Net realized gain (loss)                        (451,627)             212,509
  Change in net unrealized gain (loss)            (621,719)            (441,404)

  Increase (decrease) in net assets
  from operations                               (1,077,281)            (235,246)

Distributions to shareholders

  Net realized gain

    Blue Chip Growth shares                             --             (334,278)

    Blue Chip Growth Advisor Class shares               --                 (118)

Decrease in net assets from distributions               --             (334,396)

Capital share transactions *
  Shares sold
    Blue Chip Growth shares                      1,459,474            2,591,854
    Blue Chip Growth Advisor Class shares          513,096                3,403

  Distributions reinvested
    Blue Chip Growth shares                             --              326,573
    Blue Chip Growth Advisor Class shares               --                   13

  Shares redeemed
    Blue Chip Growth shares                     (1,281,199)          (1,944,981)
    Blue Chip Growth Advisor Class shares          (18,623)                (286)

Increase (decrease) in net assets from
capital share transactions                         672,748              976,576

Net Assets

Increase (decrease) during period                 (404,533)             406,934

Beginning of period                              7,115,897            6,708,963

End of period                              $     6,711,364      $     7,115,897



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                     Year
                                                    Ended
                                                  12/31/01             12/31/00

*Share information
  Shares sold
    Blue Chip Growth shares                         49,123               69,458
    Blue Chip Growth Advisor Class shares           16,749                   92

  Distributions reinvested
    Blue Chip Growth shares                             --                9,357
    Blue Chip Growth Advisor Class shares               --                   --

  Shares redeemed
    Blue Chip Growth shares                        (43,771)             (53,270)
    Blue Chip Growth Advisor Class shares             (666)                  (8)

Increase (decrease) in shares outstanding           21,435               25,629


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth; income is a secondary objective. The fund has two classes of shares-Blue Chip Growth, offered since June 30, 1993, and Blue Chip Growth Advisor Class, first offered on March 31, 2000. Blue Chip Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Blue Chip Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,810,803,000 and $3,185,170,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001, were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $1,313,965,000

Unrealized depreciation                                      (331,920,000)

Net unrealized
appreciation (depreciation)                                   982,045,000

Capital loss carryforwards                                   (485,133,000)

Distributable earnings                                        496,912,000

Paid-in capital                                             6,214,452,000

Net assets                                                 $6,711,364,000

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $644,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $485,133,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net
investment income                                          $3,935,000

Undistributed net
realized gain                                                 (47,000)

Paid-in-capital                                            (3,888,000)

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,731,586.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,503,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2003, which would cause Blue Chip Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2005, Blue Chip growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.05%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $16,490,000 for the year ended December 31, 2001, of which $1,440,000 was payable at year end.

The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2001, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, $4,000 of which was payable at period-end. At December 31, 2001, approximately 0.08% of the outstanding shares of the fund were held by college savings plans.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $542,000 of Spectrum expenses, $88,000 of which was payable at year-end. At December 31, 2001, approximately 3% of the outstanding shares of the fund were held by Spectrum.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $3,461,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with custodians, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Blue Chip Growth Fund

--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------


The T. Rowe Price Blue Chip Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:                                               135,757,569.325
 Withhold:                                                    1,152,494.961

 Total:                                                     136,910,064.286

James A.C. Kennedy
 Affirmative:                                               134,486,561.675
 Withhold:                                                    2,423,502.611

 Total:                                                     136,910,064.286

Calvin W. Burnett
 Affirmative:                                               135,614,666.856
 Withhold:                                                    1,295,397.430

 Total:                                                     136,910,064.286

Anthony W. Deering
 Affirmative:                                               135,738,886.951
 Withhold:                                                    1,171,177.335

 Total:                                                     136,910,064.286

Donald W. Dick, Jr.
 Affirmative:                                               135,766,645.947
 Withhold:                                                    1,143,418.339

 Total:                                                     136,910,064.286

David K. Fagin
 Affirmative:                                               135,745,400.800
 Withhold:                                                    1,164,663.486

 Total:                                                     136,910,064.286

F. Pierce Linaweaver
 Affirmative:                                               135,694,065.860
 Withhold:                                                    1,215,998.426

 Total:                                                     136,910,064.286

Hanne M. Merriman
 Affirmative:                                               135,743,975.950
 Withhold:                                                    1,166,088.336

 Total:                                                     136,910,064.286

John G. Schreiber
 Affirmative:                                               135,750,258.510
 Withhold:                                                    1,159,805.776

 Total:                                                     136,910,064.286

Hubert D. Vos
 Affirmative:                                               135,711,229.657
 Withhold:                                                    1,198,834.629

 Total:                                                     136,910,064.286

Paul M. Wythes
 Affirmative:                                               135,731,593.518
 Withhold:                                                    1,178,470.768

 Total:                                                     136,910,064.286

James S. Riepe
 Affirmative:                                               135,761,891.560
 Withhold:                                                    1,148,172.726

 Total:                                                     136,910,064.286



T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------


Independent Directors

--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin                      Bank of
Ph.D.                                 State College               Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1993        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1993        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources,                  Corp.
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust,
Street                                investment                  Host Marriott
10/21/46                              company;                    Corporation,
                                      Senior Advisor              and The Rouse
                                      and Partner,                Company,
                                      Blackstone                  real estate
                                      Real Estate                 developers
                                      Advisors, L.P.
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1993        Stonington                  Applicable
100 East                              Capital
Pratt Street                          Corporation,
8/2/33                                a private
                                      investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1993        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity
                                      capital to
                                      young high
                                      technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A. C.  Director     Elected     Managing         32         Not
Kennedy                   1997        Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



Inside Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1993        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Chairman
                                      of the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice Chairman    97         Not
Testa                     1993        of the Board,               Applicable
100 East                              Chief Investment
Pratt                                 Officer, Director,
Street                                and Managing
4/22/44                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer, Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
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www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.



T. Rowe Price College Planning
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College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES
Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

 * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

 ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
                                                               F93-050  12/31/01